John Hancock

Disciplined Value Mid Cap Fund

SUMMARY PROSPECTUS 7–1–13

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 7-1-13, and most recent financial highlights information included in the shareholder report, dated 3-31-13, are incorporated by reference into this Summary Prospectus.

Class ADV: JVMVX

Investment objective

To seek long-term growth of capital with current income as a secondary objective.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class ADV
Maximum front-end sales charge (load) on purchases as a % of purchase price	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None
Small account fee (for fund account balances under $1,000)	$20

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class ADV
Management fee	0.76
Distribution and service (12b-1) fees	0.25
Other expenses	2.73
Total annual fund operating expenses	3.74
Contractual expense reimbursement[1]	–2.49
Total annual fund operating expenses after expense reimbursements	1.25

1	The advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.25% for Class ADV shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2014, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated assuming that you redeem all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class ADV
1 Year	127
3 Years	913
5 Years	1,719
10 Years	3,824

A Domestic Equity Fund

John Hancock Disciplined Value Mid Cap Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with medium market capitalizations and identified by the subadvisor as having value characteristics. A medium market capitalization issuer generally is considered to be one whose market capitalization is, at the time the fund makes the investment, similar to the market capitalization of companies in the Russell Midcap® Value Index, which is comprised of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values and with a market capitalization range, as of April 30, 2013, between $1.0 billion and $29.1 billion.

The subadvisor examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity and earnings growth and cash flow. The subadvisor selects securities for the fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The fund may also invest up to 20% of its total assets in foreign currency-denominated securities.

The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The fund may participate as a purchaser in initial public offerings of securities (IPOs). An IPO is a company’s first offering of stock to the public.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium company risk The prices of medium company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Sector risk Because the fund may from time to time focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund, by showing changes in the fund’s performance from year to year; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance, or by calling 1-888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Class ADV shares of the fund commenced operations on July 12, 2010. The returns prior to that date are those of Robeco Boston Partners Mid Cap Value Fund’s (predecessor fund) Investor Class shares, first offered on June 2, 1997, that have been recalculated to apply the gross fees and expenses of Class ADV shares.

Calendar year total returns — Class ADV (%)

Year-to-date total return The fund’s total return for the three months ended March 31, 2013 was 12.33%.

Best quarter: Q2 ’09, 19.58%

Worst quarter: Q4 ’08, –21.93%

Average annual total returns (%)	1 Year	5 Year	10 Year
as of 12-31-12
Class ADV before tax	18.18	6.62	11.72
After tax on distributions	18.11	6.46	10.01
After tax on distributions, with sale	11.91	5.63	9.65
Russell Midcap Value Index	18.51	3.79	10.63

Investment management

Investment advisor John Hancock Investment Management Services, LLC

Subadvisor Robeco Investment Management, Inc.

Portfolio management

Joseph F. Feeney, Jr., CFA	Steven L. Pollack, CFA
Co-portfolio manager	Co-portfolio manager

Managed the fund and its predecessor since 2010	Managed the fund and its predecessor since 2000

John Hancock Disciplined Value Mid Cap Fund

Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class ADV shares of the fund. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2013 John Hancock Funds, LLC      363ASP 7-1-13      SEC file number: 811-21777